UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

275 Madison Avenue, Suite 702 New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 677-3857

757 Third Avenue, Suite 2018 New York, New York 10017
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Officers of Relmada Therapeutics, Inc. will present to members of the investment community on Wednesday, January 13, 2016. A copy of the investor presentation to be used is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available in the “Investor Relations” section of the Corporation’s website at www.relmada.com.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the investor presentation attached to this report as Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

The investor presentation attached hereto as Exhibit 99.1 contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include statements relating to our anticipated clinical and regulatory development of our product candidates; our cash position; cash flows; business strategies and initiatives; and other matters. We have based these forward-looking statements on the assumptions, expectations and projections about future events that we hold at the time the statements are made. We use words like “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in the presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission during September 2015 and the “Risk Factors” sections of our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during February, May and November 2015. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in the presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in the presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.

You should read carefully our “Cautionary Note Regarding Forward-Looking Statements” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K to better understand the risks and uncertainties inherent in our business.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Relmada Therapeutics, Inc., Corporate Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2016	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer

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